NEWS RELEASE
                                                   FOR RELEASE IMMEDIATELY
                                                   Contact:  Paul Frenkiel, CFO
                                                   (215) 735-4422  ext. 255

                          REPUBLIC FIRST BANCORP, INC.

REPORTS 119% INCREASE IN FOURTH QUARTER EARNINGS
------------------------------------------------

         Philadelphia, PA, January 25, 2005 - Republic First Bancorp, Inc. (NASDAQ:FRBK), (the "Company") the holding company for Republic First Bank (PA) and First Bank of Delaware (DE)** today reported fourth quarter 2004 earnings of $2.7 million. Of that total, $1.6 million resulted from Republic First Bank, and $1.1 million resulted from First Bank of Delaware. Total fourth quarter 2004 diluted earnings per share amounted to $0.35* compared to $0.16* for the prior year fourth quarter, a 119% increase. Total year to date earnings increased to $8.9 million in 2004, compared to $4.9 million for the prior year. Total year to date diluted earnings per share increased to $1.18* compared to $ .66* in the prior year, a 79% increase. Average commercial and construction loans and core deposits grew in excess of 19% in fourth quarter 2004 compared to the comparable prior year period.

         President Harry Madonna stated, "A major factor in the improvement in earnings over third quarter 2004, was the impact of the maturity of the majority of the Federal Home Loan Bank debt carrying a rate of approximately 6%. Additionally, net interest income benefited from increases in the prime rate, since a relatively large proportion of our loans are tied to prime. The growth in commercial loans and core deposits, which exceeded 19% over the prior year quarter, continues to augur well for the future. We will continue to focus on our carefully selected lines of business to meet or exceed our expectations. We look forward to making continued earnings progress, and further increasing shareholder value."

         Total shareholders' equity stood at $65.2 million with a book value per share of $9.01* at December 31, 2004, based on outstanding common shares of approximately 7.2 million*. As of that date, the Company continued to be well capitalized.

         Republic First Bank (PA) and First Bank of Delaware (DE) are full-service, state-chartered commercial banks, whose deposits are insured by the Federal Deposit Insurance Corporation (FDIC). The Banks provide diversified financial products through their twelve offices located in Abington, Ardmore, Bala Cynwyd, East Norriton, and Philadelphia, Pennsylvania and Wilmington, Delaware.

         The Company may from time to time make written or oral "forward-looking statements", including statements contained in this release and in the Company's filings with the Securities and Exchange Commission. These forward-looking statements include statements with respect to the Company's beliefs, plans, objectives, goals, expectations, anticipations, estimates, and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors, many of which are beyond the Company's control. The words "may", "could", "should", "would", "believe", "anticipate", "estimate", "expect", "intend", "plan", and similar expressions are intended to identify forward-looking statements. All such statements are made in good faith by the Company pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.


     *All current and prior year per share amounts and total shares outstanding reflect the 10% stock dividend paid August 24, 2004.
     ** First Bank of Delaware is in process of being spun-off as per related press releases and other publicly available information.


                                      # # #

Republic First Bancorp, Inc.
 Condensed Income Statement
 (Dollar amounts in thousands
     except per share data)

                                                   Three Months Ended                       Twelve Months Ended
                                                        Dec. 31,                                 Dec. 31,
                                               2004                 2003                2004                 2003
                                          ------------------------------------    --------------------------------------
 Net Interest Income                              $ 7,156             $ 4,277             $ 22,599             $ 25,751
 Provision for Loan Losses                            886                 419                1,149                6,764
 Other Income                                       2,801               2,918               12,194                7,136
 Other Expenses                                     5,146               4,928               20,299               18,725
 Income Taxes                                       1,237                 611              $ 4,405              $ 2,484
                                          ----------------     ---------------    -----------------     ----------------
 Net Income                                       $ 2,688             $ 1,237              $ 8,940              $ 4,914
                                          ================     ===============    =================     ================

 Basic EPS                                         $ 0.37              $ 0.17               $ 1.24               $ 0.69
                                          ================     ===============    =================     ================
 Diluted EPS                                       $ 0.35              $ 0.16               $ 1.18               $ 0.66
                                          ================     ===============    =================     ================



 Republic First Bancorp, Inc.
 Condensed Balance Sheet
 (Dollar amounts in thousands)

 Assets                                                      December 31          December 31
                                                                 2004                2003
                                                           ----------------     ---------------

 Federal Funds Sold and Other Interest Bearing Cash            $    29,616          $   45,982
 Investment Securities                                              50,368              69,946
 Commercial and Other Loans                                        591,112             488,219
 Allowance for Loan Losses                                          (7,831)             (8,696)
 Other Assets                                                       60,147              59,341
                                                           ----------------     ---------------

 Total Assets                                                    $ 723,412           $ 654,792
                                                           ================     ===============

 Liabilities and Shareholders' Equity:
 Transaction Accounts                                            $ 354,407           $ 266,015
 Time Deposit Accounts                                             193,989             187,590
 FHLB Advances and Trust Preferred Securities                       92,276             133,852
 Other Liabilities                                                  17,516              10,959
 Shareholders' Equity                                               65,224              56,376
                                                           ----------------     ---------------
 Total Liabilities and Shareholders' Equity                      $ 723,412           $ 654,792
                                                           ================     ===============



Attachment #2

Republic First Bancorp, Inc.
December 31, 2004


                                                           At or For the
                                                         Three Months Ended
                                        ---------------------------------------------------
                                              Dec. 31,                     Dec. 31,
Financial Data:                                 2004                         2003
                                        ---------------------        ----------------------
Return on average assets                        1.58  %                      0.77  %

Return on average equity                       16.92  %                      8.78  %

Share information:

Book value per share                           $9.01                         $7.85

Shares o/s at period end                      7,234,000                      7,174,000

Average diluted shares o/s                    7,648,000                      7,576,800




                                                           At or For the
                                                         Twelve Months Ended
                                        ---------------------------------------------------
                                              Dec. 31,                      Dec. 31,
Financial Data:                                 2004                         2003
                                        ---------------------        ----------------------

Return on average assets                        1.30  %                      0.75  %

Return on average equity                       14.60  %                      9.20  %

Shares o/s at period end                      7,234,000                      7,174,000

Average diluted shares o/s                    7,572,000                      7,401,000



Attachment #3

Republic First Bancorp, Inc.
Press release 12/31/04
(Dollars in thousands except per share data)

Credit Quality Ratios:
                                                           At or for the
                                              Twelve months              Twelve mos.
                                                  ended                     ended
                                                 Dec 31,                   Dec 31,
                                                  2004                      2003
                                            ------------------      ----------------------
Non-accrual and loans accruing,
but past due 90 days or more                          $ 4,985                     $ 8,611

Restructured loans                                          -                           -
                                            ------------------      ----------------------

Total non-performing loans                              4,985                       8,611

OREO                                                      137                         207
                                            ------------------      ----------------------

Total non-performing assets                           $ 5,122                     $ 8,818
                                            ==================      ======================

Non-performing loans as
a percentage of total loans                             0.84%                       1.76%

Nonperforming assets as
a percentage of total assets                            0.71%                       1.35%

Allowance for loan losses
to total loans                                          1.32%                       1.78%

Allowance for loan losses
to total non-performing loans                         157.09%                     101.00%


Attachment #4

Republic First Bancorp, Inc.
Press release 12/31/04
(Dollars in thousands )

                                                                   Quarter-to-Date
                                                                Average Balance Sheet
                                                         ------------------------------------------

                                              Three months ended                              Three months ended
                                               December 31, 2004                              December 31, 2003
                                     ------------------------------------           -----------------------------------

                                                                Average                                      Average
Interest-Earning Assets:             Average                    Yield/              Average                  Yield/
                                     Balance        Interest    Cost                Balance      Interest    Cost
                                     ------------   ---------   ---------           ----------   ---------   ----------


Commercial and other loans             $ 561,817     $ 9,937        7.07 %          $ 474,976     $ 7,436         6.22 %

Investment securities                     51,172         425        3.32               52,821         527         3.99
Federal funds sold and
other interest earning cash               16,352         158        3.86               60,062         161         1.06
                                     ------------   ---------   ---------           ----------   ---------   ----------

Total interest-earning assets            629,341      10,520        6.68              587,859       8,124         5.49

Other assets                              50,700                                       49,446

Total assets                           $ 680,041     $10,520                        $ 637,305     $ 8,124
                                     ============   =========                       ==========   =========

Interest-bearing liabilities:


Interest-bearing deposits              $ 411,436     $ 2,146        2.08 %          $ 350,615     $ 1,761         1.99 %

Borrowed funds                            88,001       1,218        5.54              136,254       2,086         6.07
                                     ------------   ---------   ---------           ----------   ---------   ----------

Total interest-bearing
liabilities                              499,437       3,364        2.68              486,869       3,847         3.13
                                     ------------   ---------   ---------           ----------   ---------   ----------

Non-interest and
interest-bearing funding                 599,415       3,364        2.24              569,423       3,847         2.68


Other liabilities:                        17,090                                       11,991
                                     ------------                                   ----------

Total liabilities                        616,505                                      581,414
                                     ------------                                   ----------

Shareholder's equity                      63,536                                       55,891

Total liabilities &
shareholder's equity                   $ 680,041                                    $ 637,305
                                     ============                                   ==========

Net interest income                                  $ 7,156                                      $ 4,277
                                                    =========                                    =========

Interest rate spread                                                4.44 %                                        2.81 %
                                                                =========                                    ==========

Net interest margin                                                 4.52 %                                        2.89 %
                                                                =========                                    ==========


Attachment #5

Republic First Bancorp, Inc.
Press release 12/31/04
(Dollars in thousands)

                                                              Year to Date
                                                          Average Balance Sheet
                                                  -----------------------------------------

                                             Twelve months ended                          Twelve months ended
                                              December 31, 2004                          December 31, 2003
                                    -----------------------------------        -------------------------------------

                                                                Average                                     Average
Interest-Earning Assets:              Average                   Yield/         Average                      Yield/
                                      Balance      Interest     Cost           Balance       Interest       Cost
                                    ------------  -----------   -------        ------------  -------        --------

Commercial and other Loans            $ 527,723     $ 34,994      6.63 %         $ 470,237   $38,651           8.22 %

Investment securities                    61,273        2,054      3.35              64,590     2,858           4.42

Federal funds sold                       49,431          682      1.37              72,761       895           1.23
                                    ------------  -----------   -------        ------------  -------        --------

Total interest-earning assets           638,427       37,730      5.90             607,588    42,404           6.98

Non-interest-earning assets              51,054                                     46,909

Total Assets                          $ 689,481     $ 37,730                     $ 654,497   $42,404
                                    ============  ===========                  ============  =======

Interest-bearing liabilities:

Interest-bearing deposits             $ 398,983      $ 7,930      1.98 %         $ 379,693   $ 8,399           2.21 %

Borrowed funds                          118,115        7,201      6.09             134,057     8,254           6.16
                                    ------------  -----------   -------        ------------  -------        --------

Total interest-bearing
liabilities                             517,098       15,131      2.93             513,750    16,653           3.24
                                    ------------  -----------   -------        ------------  -------        --------

Cost of funds                           613,662       15,131      2.46             589,220    16,653           2.83

Non-interest-
bearing liabilities:                     14,771                                     11,889
                                    ------------                               ------------

Total liabilities                       628,433                                    601,109
                                    ------------                               ------------

Shareholder's Equity                     61,048                                     53,388

Total liabilities &
Shareholder's Equity                  $ 689,481                                  $ 654,497
                                    ============                               ============

Net interest income                                 $ 22,599                                 $25,751
                                                  ===========                                =======

Interest rate spread                                              3.44 %                                       4.15 %
                                                                =======                                     ========

Net interest margin                                               3.53 %                                       4.24 %
                                                                =======                                     ========
